EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

         Each person whose signature appears below authorizes Herbert L. Henkel, Timothy R. McLevish and Patricia Nachtigal, or any of them, to execute in the name of each such person who is then an officer or director of Ingersoll-Rand Company Limited (the "Company") and to file a Registration Statement on Form S-3 relating to the Company's common shares, preference shares, share purchase contracts, share purchase units, depositary shares, debt securities, warrants and securities exchangeable for or convertible into securities of the Company or third parties and guarantees by Ingersoll-Rand Company, and any amendments thereto (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933 (and all further amendments including post-effective amendments thereto) in each case necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities which are the subject of such Registration Statements, which amendments may make such changes in such Registration Statements as such attorney may deem appropriate.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities indicated on May 17, 2002.

              Signature                                   Title
              ---------                                   -----

         /s/ Herbert L. Henkel             Chairman, President,
--------------------------------------     Chief Executive Officer and Director
        (Herbert L. Henkel)                (Principal Executive Officer)


         /s/ Timothy R. McLevish           Senior Vice President and Chief
--------------------------------------     Financial Officer
         (Timothy R. McLevish)             (Principal Financial Officer)


         /s/ Steven R. Shawley              Vice President and Controller
--------------------------------------      (Principal Accounting Officer)
         (Steven R. Shawley)


         /s/ Ann C. Berzin                  Director
--------------------------------------
         (Ann C. Berzin)


         /s/ Peter C. Godsoe                Director
--------------------------------------
         (Peter C. Godsoe)


         /s/ Constance J. Horner            Director
--------------------------------------
         (Constance J. Horner)


         /s/ H. William Lichtenberger       Director
--------------------------------------
         (H. William Lichtenberger)


         /s/ Theodore E. Martin             Director
--------------------------------------
         (Theodore E. Martin)


         /s/ Patricia Nachtigal             Director
--------------------------------------
         (Patricia Nachtigal)


         /s/ Orin R. Smith                  Director
--------------------------------------
         (Orin R. Smith)


         /s/ Richard J. Swift               Director
--------------------------------------
         (Richard J. Swift)


         /s/ Tony L. White                  Director
--------------------------------------
         (Tony L. White)